UAM FUNDS
FUNDS FOR THE INFORMED INVESTOR    (sm)


SUPPLEMENT DATED APRIL 20, 2000 TO THE
FMA SMALL COMPANY PORTFOLIO INSTITUTIONAL AND
INSTITUTIONAL SERVICE CLASS PROSPECTUSES
DATED FEBRUARY 28, 2000

Effective April 30, 2000, Fiduciary
Management Associates, the portfolio's
investment adviser, will limit the expenses of each class of the portfolio to the extent necessary to keep total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding the amount presented in the table below, expressed as a percentage of the portfolio's average daily net assets. The adviser may change or cancel its expense limitation at any time.


                               Expense Limit
   Institutional Class              1.20%
   Institutional Service Class      1.60%








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